UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The President’s 2014 Budget Proposal directed the Office of Management and Budget (“OMB”) to undertake a strategic review of options for addressing the financial situation of the Tennessee Valley Authority (“TVA”), including the possible divesture of TVA in part or as a whole.  Lazard Frères & Co. LLC (“Lazard”), an international financial advisory and asset management firm, was retained by TVA to assist in this review.   On June 4, 2014, TVA is sharing Lazard’s report on TVA and a supplementary analysis with various parties in response to Freedom of Information Act requests, and TVA is thus furnishing a copy of Lazard’s report as Exhibit 99.1 and a copy of Lazard’s supplementary analysis as Exhibit 99.2 to this Current Report.

Because OMB’s strategic review focused in part on TVA’s future financial performance, TVA provided information such as long-term forecasts of various financial measures that affect debt, capital, revenue, operating expenses, and the like. These forecasts were based on assumptions and projections that extend past TVA’s typical three-year planning horizon and, in some instances, include assumptions and projections that the TVA Board has not yet considered or decided. The TVA Board has the sole authority under the authorizing and complementary statutes to decide issues related to debt levels, rate setting, new generation facilities, and others. The TVA Board typically approaches these matters on an annual basis after considering various factors. The future forecasts and assumptions reflected in Lazard’s report and supplementary analysis do not represent decisions made by the TVA Board or predict what specific actions the TVA Board or TVA might take in the future. The forecasts and assumptions are illustrative and reflect management’s general view of the appropriate direction for TVA over the period, but actual events and results might differ materially. Further, Lazard's report and supplementary analysis contain the independent analyses and opinions of Lazard; accordingly, TVA does not guarantee the accuracy of such analyses and opinions, nor does TVA undertake any obligation to modify, supplement, or update Lazard’s report or supplementary analysis at any time.

Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Strategic Assessment of TVA Prepared by Lazard Frères & Co. LLC
99.2	Supplementary Analysis of Strategic Assessment of TVA Prepared by Lazard Frères & Co. LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: June 4, 2014	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
These exhibits are furnished pursuant to Item 7.01 hereof and should not be deemed to be filed under the Securities Exchange Act of 1934.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Strategic Assessment of TVA Prepared by Lazard Frères & Co. LLC
99.2	Supplementary Analysis of Strategic Assessment of TVA Prepared by Lazard Frères & Co. LLC

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